UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2023

Thunder Energies Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-54464	45-1967797
(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Peachtree St. NE8, Suite 200, Atlanta, GA 30339

(Address of principal executive offices)

(786) 855-6190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS		1
EXPLANATORY NOTE		2
Item 5.06	Changes in Control of the Registrant	3

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies.  A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

1

EXPLANATORY NOTE

Thunder Energies Corporation f/k/a Thunder Fusion Corporation and CCJ Acquisition Corp. was incorporated in the State of Florida on April 21, 2011.

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “Thunder Energies,” the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Thunder Energies Corp., after giving effect to the Share Exchange and the Split-Off.

This Current Report contains summaries of the material terms of various action taken in conjunction with the change of control of the Company and appointment of new officers and directors.

This Current Report responds to the following Items in Form 8-K:

2

Item 5.06 Changes in Shell Company Status

Thunder Energies Corporation is not currently a shell corporation nor has it ever been a shell corporation. At the current time OTC Markets, Inc. has labeled the Company as a “Shell Risk”. This filing is a clarification to the Company’s shareholders to clarify that, based on the definitions within Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act of 1934 the Corporation is not a shell company.

DEFINITION OF A SHELL COMPANY

The Securities Act Rule 405 and Exchange Act Rule 12b-2 define a Shell Company as a company, other than an asset-backed issuer, with no or nominal operations; and either:

•	no or nominal assets;
•	assets consisting of cash and cash equivalents; or
•	assets consisting of any amount of cash and cash equivalents and nominal other assets.

The Corporation has completed the audit of its financials, filed for a Tier 2 Regulation A offering, acquired a majority interest in Fourth & One, LLC a major rights holder in Kinsley Mountain (a mining and mineral rights property), acquired Bear Village Inc (a developer of family-oriented resorts) and entered into a marketing agreement with the Las Vegas Aces Women Basketball team to promote its property development.

The Company has incurred operating expenses with respect to the implementation of its operations and business plan. Consolidated financials are provided through the EDGAR system. The Company is also working on a Regulation A public offering to obtain financing for further expansion into the market.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Energies Corporation

By:	/s/ Ricardo Haynes
Chief Executive Officer

Date:  June 29, 2023

4